                                                                   EXHIBIT 10.18

 CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
       BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                      VOLUME SUPPLY REQUIREMENTS AGREEMENT

                                     BETWEEN

                             SEAGATE TECHNOLOGY LLC

                                       AND

                              MARVELL ASIA PTE LTD

                              AGREEMENT NUMBER: ***

*** Confidential material redacted and filed separately with the Commission.

                                TABLE OF CONTENTS

1.     DEFINITIONS...........................................................   1

2.     TERM..................................................................   1

3.     SUPPLIER'S PRODUCTION.................................................   1

4.     SEAGATE'S ORDERING....................................................   2

5.     DELIVERY..............................................................   4

6.     ***...................................................................   5

7.     ***...................................................................   8

8.     TERMINATION AND REMEDIES..............................................   8

9.     ***...................................................................   8

10.    ***...................................................................   9

11.    ***...................................................................  10

12.    ***...................................................................  11

13.    MISCELLANEOUS.........................................................  11


                                   ATTACHMENTS

EXHIBIT A:  Products ***

***         ***


*** Confidential material redacted and filed separately with the Commission.

                      VOLUME SUPPLY REQUIREMENTS AGREEMENT

This Volume Supply Requirements Agreement (this "Agreement") is made effective as of December 2, 2002 (the "Effective Date") by and between SEAGATE TECHNOLOGY LLC, a Delaware limited liability company ("Seagate"), with offices located at 920 Disc Drive, Scotts Valley, California 95066, and MARVELL ASIA PTE LTD, a Singapore corporation ("Supplier"), with offices located at 151 Lorong Chuan #02-05 New Tech Park, Singapore 556741. Seagate and Supplier are each individually a "party" and collectively are the "parties."

1.       DEFINITIONS

         As used in this Agreement:

         1.1 "Product" means the products or components identified in Exhibit A.

         1.2 "Specification" means the written functions, capabilities, features and specifications of the Product produced by Supplier pursuant to sub-Section 6.1(a) of this Agreement.

         1.3 "Affiliate" means an entity that, directly or indirectly, controls, is controlled by, or is under common control with a party.

2.       TERM

         2.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue thereafter through the close of business on December 31, 2005 or until the end of the life of the program or programs into which the Product is being supplied, whichever is longer, unless sooner terminated in accordance with this Agreement. Notwithstanding the fact that the term of this Agreement may extend beyond the close of business on December 31, 2005, Seagate's supply requirements obligations provided for in Section 4.1(a) herein shall expire on the close of business on December 31, 2005.

         2.2 Renewal. The Agreement may be renewed only by a written amendment to this Agreement executed by Seagate and Supplier's General Manager. Except for any cancellation liability or any payment for past deliveries of Product orders Seagate may owe to Supplier, each party acknowledges that it neither expects nor shall be entitled to recover any compensation from the other party after or on account of the expiration of this Agreement in accordance with its terms. Each party waives the benefit of any law or regulation providing for compensation to such party arising from the failure to renew this Agreement.

3.       SUPPLIER'S PRODUCTION

         3.1 Capability. Except as may be otherwise provided in this Agreement, Supplier is solely responsible for manufacturing the Product according to the Specification, including without limitation procuring and maintaining all necessary equipment, personnel, facilities and materials. Supplier will immediately notify Seagate if it is considering discontinuing the Product manufacturing in general. Nothing in this Section 3.1 is intended to prevent Supplier from contracting with Supplier's Affiliates or other third-party sub-contractors to complete the fabrication and transport of the Product.

         3.2 Supplier Changes. Supplier may not change the form, fit or function of the Product without Seagate's prior written approval. Supplier may not change or alter the materials, process or location of manufacturing of the Product without Seagate's prior written approval.

         3.3 Seagate Changes. Seagate may request changes to the Product. Supplier will use commercially reasonable efforts to incorporate Seagate's requested changes into the Product. If the changes would increase Supplier's costs to produce the Product, Supplier will notify Seagate within 15 days after Seagate's request for the changes, or as otherwise mutually agreed to in writing, and will provide satisfactory evidence to Seagate to document the price increase. The parties will then negotiate in good faith for a price change. If the parties are unable to negotiate a mutually agreeable price change, Seagate's requested changes will not be incorporated.

         3.4 Information. Subject to confidentiality obligations owed to third parties, Supplier will provide the following information to Seagate upon Seagate's advance, written request: (a) a bill of materials, including all materials used in the manufacturing and assembly process; (b) a list of all sub-suppliers; (c) a complete flow chart for the Product with lead-time identified for key process steps; and (d) a list of the equipment used in the fabrication of the Product. Such information will be treated as Supplier's "Confidential Information," as defined in Section 10 of this Agreement, and Seagate's treatment thereof shall be subject to the provisions of Section 10 of this Agreement.

         3.5 Disclaimers. Supplier acknowledges that no past pattern or practice of forecasting, ordering, or purchasing by Seagate will constitute a representation, commitment, or warranty by Seagate as to future orders or purchases, all of which are governed only by the express terms of this Agreement.

4.       SEAGATE'S ORDERING

         4.1 Orders.

            (a) Seagate will purchase ***% of its total read channel supply requirements for Enterprise Hard Disk Drives from Supplier during the term of this Agreement. *** For the avoidance of doubt, Seagate's read channel supply requirements include read channel supply requirements for system-on-chip products. Without derogating from its supply requirements purchase obligations provided for in this Agreement, Seagate may continue to procure samples and evaluate read channel devices from alternate sources, and may ship limited volumes of Enterprise Hard Disk Drives that do not incorporate the Product for customer sample purposes for production shipments that will occur after the term of this Agreement.

            (b) In connection with its rights set forth in sub-section (a) of this Section 4.1, Supplier shall have the right, upon reasonable advance written notice delivered to Seagate, during Seagate's normal business hours, and not more than once every twelve (12) months during the term of this Agreement to

*** Confidential material redacted and filed separately with the Commission.

                  appoint a nationally recognized certified public accountant reasonably acceptable to Seagate who agrees to be bound to confidentiality protections set forth in sub-Section 10.2 of this Agreement to examine Seagate's relevant books, records and accounts, to verify Seagate's compliance with the provisions of Section 4.1(a). The auditor shall be instructed to report only as to whether Seagate has failed to comply with its obligations under Section 4.1(a) of this Agreement and, if so, the amount of the discrepancy. The parties acknowledge that it is impracticable and extremely difficult to determine the actual damages or lost revenues that may proximately result from any failure by Seagate to comply with its obligations under Section 4.1(a) of this Agreement. As a result, in the event any audit examination discloses a discrepancy, then as of the date of the date of Seagate's acceptance of any underlying order for each Enterprise Hard Disk Drive that will not incorporate the Product during the term of this Agreement, Seagate will be required to pay Supplier a sum equal to $*** multiplied times the total unit volume of Enterprise Hard Disk Drives that did not conform to the requirements of sub-Section 4.1(a). In the event Seagate does not comply with the provisions of Section 4.1(a), Seagate will also reimburse Supplier for the reasonable costs and expenses of the audit.

            (c) Seagate will provide a weekly 9-month forecast of its anticipated Product supply requirements to Supplier. The first 3 months of each forecast will be broken down into weekly increments. The remaining 6 months of the forecast will be broken down into monthly increments. *** Seagate may cancel orders for the Product during Supplier's lead-time, subject to the cancellation liability provisions in Section 4.2 of this Agreement. *** After the Effective Date, the lead-time will be specified and mutually agreed to quarterly and will be subject to review and negotiation at quarterly business reviews. ***

         4.2 Cancellations. Seagate may, on advance written notice, cancel Product orders within Supplier's lead-time, subject to the following cancellation liability:

STAGE OF COMPLETION AT TIME OF CANCELLATION NOTICE            CANCELLATION CHARGE*
--------------------------------------------------            -------------------
***                                                            ***

***                                                            ***

***                                                            ***

***                                                            ***

***                                                            ***



*** Confidential material redacted and filed separately with the Commission.

***                                                              ***


The parties agree that the *** if subject material actually exists, no other application or salvage value can be identified, and *** Seagate may inspect Supplier's processes, inventories, and records to verify any of the foregoing cancellation charges, in a commercially reasonable manner. Upon payment by Seagate of *** of the Product are the property of Seagate and will be delivered to Seagate at Seagate's request.

***

         4.3 Electronic Transactions. Supplier will undertake commercially reasonable efforts to convert to and comply with Seagate's designated electronic system of communications and ordering as soon as feasible. Each party will bear its own conversion and usage costs. Neither party will contest the validity, enforceability or legal sufficiency of electronically transmitted documents under the statute of frauds or similar laws requiring that contracts be in a signed writing. Neither party will be liable for the results of a malfunction or defect in the network system or for any other cause beyond the parties' reasonable control.

         4.4 Other Purchasers. Seagate's Affiliates and (for the purpose of performing for Seagate) Seagate's contract manufacturers may purchase the Product directly from Supplier at the price and on the other terms of this Agreement.

         4.5 Precedence. If the terms of this Agreement and the terms of any forecast, purchase order or order acknowledgement conflict, the terms of this Agreement will govern.

5.       DELIVERY

         5.1 Deliveries. All unit deliveries of the Product will be *** to the following Seagate designated ship-to locations or other locations to be subsequently agreed to by the parties in writing:

***


*** Confidential material redacted and filed separately with the Commission.

***



















         5.2 *** Supplier will maintain Product at the *** at a level mutually agreed to by the parties, but in no event less than Seagate's average weekly requirements or more than two times Seagate's average weekly requirements, based on the most recent four week period. Seagate or the third party will be responsible for maintaining security over the *** and Seagate will not be responsible for loss or damage to Supplier's Product except to the extent due to the negligence or fault of Seagate. Upon termination of this Agreement, Supplier will promptly remove all unsold quantities of the Product from the ***

         5.3 Packing. Supplier will package, mark and otherwise make Product units ready for shipment as reasonably designated in writing by Seagate in accordance with standard commercial practice, acceptable to common carriers for the lowest shipping rate available. Shipping containers must display the date of shipment, Seagate's order number, part number, revision level, lot number and quantity contained in the container. A packing list showing the order number must be included in each container.

***

         6.1 *** After completing Supplier's qualification, ***


*** Confidential material redacted and filed separately with the Commission.

            a) the Product *** and any other *** provided by Supplier (collectively, the ***

            b)    the Product will be of *** and,

            c)    the Product must meet *** as follows:

                  i)    Seagate will *** of Supplier's Product;

                  ii)   Supplier *** of Supplier's Product;

                  iii)  If *** of Supplier's Product;

                  iv) If a *** and Supplier has notified Seagate in writing of its ability and intent to incorporate the change in the *** and the Product *** for in *** and if Seagate has *** for the Product that *** then Seagate may *** did not meet the *** even if the Product actually ***

                  v) If Supplier has notified Seagate in writing of its inability, either technically or otherwise, *** uses the Product for a use outside that contemplated by the agreed *** based on this section.

         6.2 Corrective Action. If the Product fails to meet the *** then Supplier will implement a containment plan *** promptly as is reasonably possible under the circumstances. Seagate will have the right to approve the corrective action plan, and Seagate will not unreasonably withhold its approval. Supplier will implement reasonable quality assurance measures to achieve compliance with the Quality Standards and will report these measures to Seagate upon written request from Seagate. *** the parties are unable to achieve the *** for a Product (each, a

*** Confidential material redacted and filed separately with the Commission.

*** for a specifically identified *** then Seagate will be allowed to purchase read channel devices to replace the *** for the Program from other parties, and will not be subject to Sections 4.1(a) and 4.1(b) with respect to such Program. In the event Seagate purchases read channels *** of this Section 6.2, Seagate acknowledges and agrees that the prices set forth on Exhibit A attached hereto for any *** that includes a *** shall only be valid if the *** is a Product within such *** that functions at the highest data rates set forth on Exhibit A for such Product Family. For purposes of this Section 6.2, a *** comprises Product types of *** and are limited to the *** In the event the *** does not so function at such highest data rate, then Seagate agrees that *** for such *** shall be subject *** by the parties.

         6.3 Title. Supplier warrants that title to all unit quantity shipments of the Product are and will be, on delivery to Seagate by Supplier, free and clear of any liens, encumbrances, security interests or other claims.

         6.4 *** Seagate may from time to time on reasonable advance, written notice to *** location, *** during normal business hours to *** Section 6. Supplier will *** Supplier will provide Seagate with reasonable *** upon advance written request from Seagate.

         6.5 Acceptance and Rejection. All delivered Product units will be subject to inspection and acceptance by Seagate. In the event Seagate believes a Product to be defective, Seagate may request Supplier in writing to provide a return material authorization (RMA) and Seagate may send a sample, including detailed failure analysis, of the defective Product(s) with its request. Supplier will perform a failure *** will give notice to Seagate whether it has accepted or intends to reject Seagate's request for RMA. If Supplier accepts the RMA, Seagate may return all defective Product(s) covered by the request. In the event that Supplier cannot validate the defect(s), the parties will jointly determine if the defect(s) is valid. If the parties determine the defect is valid, ***

         6.6 Exclusivity of Supplier's Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, SUPPLIER MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT. EXCEPT AS SET FORTH IN THIS AGREEMENT, SUPPLIER SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.



*** Confidential material redacted and filed separately with the Commission.

7.       ***

         7.1 Prices. Subject to the following subsection, Seagate will pay Supplier the prices set forth in Exhibit A for Products purchased under this Agreement. ***

         7.2 Payment. Supplier may invoice Seagate with each delivery, but not more frequently than weekly. Payment will *** from the date of invoicing. Payment does not constitute final acceptance of the Products.

         7.3 ***

8.       TERMINATION AND REMEDIES

         8.1 Termination for Breach. Either party may terminate this Agreement if the other party breaches a material provision. The breaching party must be given written notice of the breach and 30 days to cure the breach before the termination will be effective.

         8.2 Termination for Insolvency. Either party may terminate this Agreement if the other party becomes insolvent or makes an assignment for the benefit of creditors, has a receiver appointed for it or its assets, or files or has filed against it a petition for bankruptcy.

9.       ***

         ***

*** Confidential material redacted and filed separately with the Commission.

         ***

***

10.      ***

         10.1 Intellectual Property.

            (a) No Rights Acquired. Except as expressly provided in this Agreement, neither party acquires any right to the other party's trademarks, service marks, trade names, commercial symbols, patents, copyrights, good will or other form of intellectual or commercial property (collectively, the "Intellectual Property"), and neither party may copy, modify, reverse engineer, decompile, enhance, or make derivative works of the other party's Intellectual Property. Any unauthorized modifications, derivative works, and enhancements will belong to the party owning the underlying work, and all rights in them (including moral rights) are hereby assigned to the owner of the underlying work.

            (b) Future Joint Development. In the event of a future joint development based on a combination of both party's Intellectual Property, the parties will negotiate in good faith concerning the ownership and/or licensing of the resulting Intellectual Property.

         10.2 Confidential Information.

            (a) Definition. "Confidential Information" means all information concerning the parties or any Affiliate to which the other party is provided access by virtue of this Agreement, including without limitation, technical data, product design and development, sales information, quantity and kind of products sold, prices and methods of pricing, marketing techniques and plans, product returns, unannounced products, product and process information, and any other information which, if disclosed to others, might be competitively detrimental to the disclosing party.

*** Confidential material redacted and filed separately with the Commission.

            (b) Markings. All Confidential Information which is subject to the terms and conditions of this Agreement shall be clearly marked in writing by the disclosing party as "CONFIDENTIAL," "SECRET" or with a comparable legend, which is the standard used by the disclosing party to protect its own confidential information. No party shall have any responsibility under this Agreement for any information that is not so marked in writing at the time of disclosure. Nor shall any party have any responsibility under this Agreement for any oral or visual disclosures, except (i) as to information designated as confidential at the time of oral or visual disclosure and (ii) confirmed in a writing delivered within twenty (20) days to the Recipient which provides clear notice of the claim of confidentiality and describes the specific information disclosed.

            (c) Standard of Care. The receiving party will (i) protect the Confidential Information against unauthorized disclosure using the same degree of care, but no less than a reasonable care as the receiving party uses to protect its own information of a like kind, (ii) will not divulge, directly or indirectly, to any other person, firm, corporation, association, or entity, for any purpose whatsoever, such Confidential Information and
                  (iii) will not make use of such Confidential Information without the prior written consent of the disclosing party. The Confidential Information may be disclosed to employees, affiliates or consultants of the receiving party who reasonably require access to such information for the purpose of which it was disclosed and who have secrecy obligations to the receiving party.

            (d) Upon request of the disclosing party, any written information subject to this Agreement shall be returned to the disclosing party. The obligations of this Section 10 will survive the return or destruction of the confidential information during the confidentiality period of two years from the date of disclosure. Except as provided herein, no right or license whatsoever, either express or implied, is granted to either party pursuant to this Agreement under any patent, patent application, copyright, trademark, mask work, trade secret, or other proprietary right now or hereafter owned or controlled by the other party.

11.      ***

         11.1 *** Each party will *** the other party and its Affiliates, directors, officers, and employees *** arising from the ***.

         *** Supplier, *** Seagate and its Affiliates, directors, officers and
***








*** Confidential material redacted and filed separately with the Commission.

***

         ***

        11.4 LIMIT. THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION ***

12.     ***

*** NEITHER PARTY WILL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THEM.

13.     MISCELLANEOUS

        13.1 Publicity. Neither party may publicize or disclose the existence or terms of this Agreement to any third party without the prior written consent of the other except as required by law or as necessary to comply with other obligations stated in this Agreement. No press releases will be made without the mutual written consent of each party.

        13.2 No Joint Venture. Nothing in this Agreement will be construed as creating a joint venture, partnership or employment relationship between the parties, nor will either party have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other.

        13.3 Compliance with Laws. In performing under this Agreement, each party will comply with all applicable laws.

        13.4 Notices. All notices required under this Agreement will be in writing and will be sent to the addresses set out below, or such other address as each party may designate by notice.

*** Confidential material redacted and filed separately with the Commission.

Any such notice may be delivered by hand, by overnight courier, by first class pre-paid letter or by facsimile transmission, and will be deemed to have been received:

            (a)   by hand delivery - at the time of delivery;

            (b) by overnight courier - 24 hours after the date of delivery to courier;

            (c)   by first class mail - 48 hours after the date of mailing; and

            (d) by facsimile - immediately upon confirmation of transmission provided a confirmatory copy is sent by first class pre-paid mail, by overnight courier or by hand by the end of the next business day.

For the purposes of this Section the address of each Party will be:

Seagate:          Seagate Technology LLC             Supplier:         Marvell Asia Pte Ltd
ATTN:             Keith Kramer, M/S SHK203           ATTN:             Dr. Hoo Kuong
Phone:            952-402-2247                       Phone:            (65) 756-1600
Fax:              952-402-2044                       Fax:              (65) 756 7600
Address:          Seagate Technology LLC             Address:          151 Lorong Chuan #02-05
                  1280 Disc Drive                                      New Tech Park
                  Shakopee, MN 55379                                   Singapore 556741

With a copy to:

ATTN:             Corporate Contracts, M/S SV15A2    ATTN:             Legal Department, MS-509
Phone:            831-439-7646                       Phone:            (408) 222-2500
Fax:              831-438-7132                       Fax:              (408) 752-9034
Address:          Seagate Technology LLC             Address:          Marvell Semiconductor, Inc.
                  920 Disc Drive                                       700 First Avenue, MS-509
                  Scotts Valley, CA  95066                             Sunnyvale, CA 94089


         13.5 Waivers. Any waiver by a party of a breach under this Agreement must be in writing, will be effective only to the extent set forth in the writing and will not operate or be construed as a waiver of any later breach. Any delay or omission by a party in exercising any right, power or remedy after a breach by the other party will not impair any right or remedy which either party may have with respect to a future breach.

         13.6 Force Majeure. Except for payment obligations due a party, neither party will be liable to the other for its failure to perform any of its obligations under this Agreement during any period in which its performance is delayed by force majeure conditions outside of that party's reasonable control. In the event that a force majeure condition prevents Supplier's performance for more than 60 days, Seagate may elect to terminate this Agreement or cancel (without any cancellation charges or other liability) all or any portion of any unfulfilled but accepted orders for Products.

         ***

         13.8 Governing Law. This Agreement will be governed and construed, and all arbitrations under this Agreement will be determined, in accordance with the laws of Singapore.

         13.9 Dispute Resolution.

            (a) The parties acknowledge that performance under this Agreement will be enhanced by the timely resolution of any disputes between them. Accordingly, the parties will attempt, in good faith, to resolve any controversy or claim arising out of or relating to this Agreement first by informal efforts for 10 days before filing any legal claim. Thereafter any controversy or claim will be submitted to Judicial Arbitration and Mediation Services ("JAMS") for mediation before a mediator or mediator(s) appointed in accordance with the JAMS rules and procedures Mediation will be conducted at the JAMS' facilities in San Jose, California, to whose jurisdiction the parties consent. This clause will survive the termination of this Agreement. The parties will bear their own costs in the mediation. Any result of a mediation between the parties under this section will not be binding on either party unless it is in writing and signed by Seagate's authorized representative and Supplier's General Manager.

            (b) All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, but evidence that is otherwise admissible or discoverable will not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may seek equitable relief pending the completion of the mediation process. Except for such an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session. The provisions of this Section 12.9 may be enforced by any Court of competent jurisdiction, and the party seeking enforcement will be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the party against whom enforcement is ordered. Notwithstanding anything to the contrary herein, in the event the mediation is not completed within 3 months from the date of commencement thereof, then either party shall be free to commence a civil action with respect to the matters submitted to mediation.

*** Confidential material redacted and filed separately with the Commission.

         13.10 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties relating to the sale of the Products by Supplier to Seagate. This Agreement can only be modified by a written amendment duly signed by persons authorized to sign agreements on behalf of Seagate and Supplier's General Manager, and will not be supplemented or modified by any course of dealing or trade usage.

         13.11 Survival. Any obligations and duties that by their terms or nature extend beyond the expiration or earlier termination of this Agreement will survive any such expiration or termination until performed. This Agreement will remain in full force and effect with regard to any order issued by Seagate during the term until all obligations under such orders are fulfilled.

         13.12 Counterparts. This Agreement may be executed in one or more counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         13.13 Severability. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remainder of this Agreement will not be affected.

         13.14 Product Stewardship. Seagate is committed to environmental protection and, therefor, has adopted a Supplier Product Stewardship Program (attached as Exhibit B and incorporated herein), which requires that any supplier to Seagate provide only components, which conform, to that Program. Any use of restricted materials or chemicals in excess of the Program's maximum levels constitutes a breach of this Agreement.

         Seagate and Supplier's General Manager have executed this Agreement to be effective as of the Effective Date.

SEAGATE TECHNOLOGY LLC                          MARVELL ASIA PTE LTD

By:      /s/ LEVEND AKKAN                      By:       /s/ HOO KUONG
         ------------------------------                  ------------------------------
Name:    Levend Akkan                          Name:    Dr. Hoo Kuong, General Manager
         ------------------------------
Title:   Vice President, ECS
         ------------------------------

                                    EXHIBIT A

                             PRODUCTS AND PRICE LIST

This Exhibit is effective during the term of the Agreement, unless modified by the written, mutual consent of Supplier's General Manager and Seagate's authorized agent. Additional product types may be added to this Exhibit A upon the mutual written consent of both parties, and such approval will not be unreasonably withheld.

               SUPPLIER'S                            DESCRIPTION             BID PRICE (US$)
              PART NUMBER                                                        ***
              -----------                            -----------             ---------------
                  ***                                   ***                      ***


1) The prices as quoted above are *** for each Product type identified by the part numbers *** the purchase from and *** The parties agree that *** Form, which such form will *** terms hereof.

*** Confidential material redacted and filed separately with the Commission.

                                    EXHIBIT A

                          PRODUCTS AND PRICE LIST . . .

2) Referenced pricing *** will be *** at *** per unit for *** to support units shipped after ***.

*** Confidential material redacted and filed separately with the Commission.

                                    EXHIBIT B

                           PRODUCT STEWARDSHIP PROGRAM

                                 REVISION RECORD
                                 ---------------
   REV         ECO         DESCRIPTION                    DRAWN         DATE           APPROVAL
   ---         ---         -----------                    -----         ----           --------
    A       ec0003790    Initial release.               S. Tyrell      7/23/01        D. McGavis

1.0      SCOPE

         Seagate-specified and outsourced materials, products or packaging that are used in the design and manufacturing of products must meet all the requirements of this specification.

         This specification applies to all relevant supplier's functional organizations involved in the design, manufacturing, or procurement of Seagate products and components.

2.0      REFERENCE DOCUMENTS

         This specification is based on Seagate's internal Environmental Health & Safety (EH&S) Product Stewardship Standard Operating Procedure, (SOP112), which was developed from global legal, regulatory and customer requirements.

3.0      PURPOSE

         The purpose of this specification is to ensure that the related customer and regulatory requirements are reflected in product, process, and packaging designs. Seagate products need to meet:

         - requirements of legislation in countries where Seagate hardware, media, or other products are sold or made, and

         - requirements of customers regarding products, packaging, user documentation, and manufacturing processes.

4.0      DEFINITIONS

         4.1 PRODUCT: All parts, components, materials, and subsystems unless otherwise specified in Table 1 in brackets. For example, a restriction in Table 1 on brominated flame retardants in the application "Product (plastic parts >25g)" would only apply to plastic parts of weight greater than 25 grams found in the product.

         4.2 PACKAGING: Any container, tray, box, etc. used to transport components, parts, etc. from one location to another. This includes incoming, site-to-site, and finished drive packaging.

         4.3 LIMIT BY PRODUCT OR PACKAGING WEIGHT: % by weight of finished hard disc drive or other Seagate products as a unit, not including the weight of packaging materials. % by weight of finished packaging as a unit, not including the weight of the disc drive product.

         4.4 ZERO: For the purposes of certifying compliance with this specification, zero shall be defined as 0.000001% or (1 x 10 (sixth power))% of the compound as a portion of the weight of the entire product, part, packaging, or material supplied to Seagate.

         4.5      ABBREVIATIONS:

                  CAS - Chemical Abstracts Service Registry Number

         4.6 DESIGN: Functions or groups that are involved in the early stages of product or technology invention.

         4.7 MANUFACTURING: Functions or groups that are involved in the fabrication of a product.

         4.8 PROCUREMENT: Functions or groups that are involved in the purchase of products, parts, packaging, or materials.

         4.9      DOCUMENT CONTROL:

         Function or group responsible for maintaining records of documents used in the creation of product. This includes document creation, review, approval, and archival using corporate standards.

5.0      RESTRICTED MATERIALS AND SUBSTANCE

                   TABLE 1: RESTRICTED MATERIALS / SUBSTANCES

 CHEMICAL COMPOUNDS /    CAS REFERENCE NO. (IF        PRODUCT, PACKAGING, OR PROCESS            LIMIT BY PRODUCT OR     PRESENCE OF
        ISSUE                 APPLICABLE)                     APPLICATION(S)                       PACKAGING WT %       COMPOUNDQTY
 --------------------    ---------------------        ------------------------------            -------------------     -----------
1,3-Dichloro-2-propanol       96-23-1                      Product                                     Zero


2-Naphthylamine               91-59-8                      Product                                     0.10%

4-Aminodiphenyl               92-67-1                      Product                                     Zero

4-Nitrobiphenyl               92-93-3                      Product                                     Zero

Aliphatic CHCs                See Table 2                  Product and process;
                                                           solvent, cleanser,                          0.10%
                                                           pesticide.
Ammonium hydrogen             12124-99-1                   Product                                     Zero
sulfide

Ammonium poly sulfide         12259-92-6                   Product                                     Zero

Ammonium sulfide              12135-76-1                   Product                                     Zero

Anthracene oil                90640-80-5                   Product                                     Zero

Asbestos                      77536-66-4;                  Product; thermal/electric
                              12172-73-5;                  insulation.                                 Zero
                              12001-29-5;
                              12001-28-4;
                              1332-21-4;
                              77536-68-6

Barium                        7440-39-3                    Product                                     0.10%

Benzidine                     92-87-51                     Product; Azo dye,
                                                           rubber medicine.                            0.10%

Beryllium                     7440-41-7                    Product                                     Zero

Brominated and                See Table 3                  Product; plastic housing parts >25g.        Zero
chlorinated flame
retardants(1)

Butyl bromoacetate            5292-43-3                    Product                                     Zero

Cadmium                       7440-43-9                    Product; plating, coating,
                                                           plastic stabilizer, photosensor,            Zero
                                                           colorants, inks,pigments for
                                                           plastics, paints and enamels,
                                                           protective surface coating.

                                                           Product; batteries                          0.0005%

                                                           Packaging; inks, dyes,                      0.01% in sum
                                                           pigments, adhesives and                     for all heavy
                                                           stabilizers.                                metals


Carbon tetrachloride          56-23-5                      Product, process, & packaging;
                                                           plastics, ink.                              Zero

Chlorinated paraffins         Many                         Product, packaging                          Zero of chain
                                                                                                       length C10-13,
                                                                                                       chlorine
                                                                                                       content >50%.

Chlorinated solvents          Many                         Process                                     Zero

Chloroethene, vinyl           75-01-4                      Product                                     Zero
chloride

Chromium (VI)                 18540-29-9                   Packaging; inks, dyes,                      0.01% in sum
(hexavalent)                                               pigments, adhesives and                     for all heavy
                                                           stabilizers.                                metals

 CHEMICAL COMPOUNDS /        CAS REFERENCE NO. (IF        PRODUCT, PACKAGING, OR PROCESS         LIMIT BY PRODUCT OR     PRESENCE OF
        ISSUE                     APPLICABLE)                     APPLICATION(S)                    PACKAGING WT %       COMPOUNDQTY
 --------------------        ---------------------        ------------------------------         -------------------     -----------
Dibutyltin hydrogen              75113-37-0                   Product                                  0.01%
borate (DBB)

Dioxins/Furans                   See Table 4                  Product; May be contained                Zero
                                                              as impurities of chlorinated
                                                              or brominated flame retardants.

Ethyl bromoacetate               105-36-2                     Product                                  Zero

Halogenated aromatic             Many                         Product                                  Zero
compounds

Halogenated compounds/           Many                         Product, packaging; system               Zero.
polymers                                                      casing/housing.                          Exception
                                                                                                       allowed for
                                                                                                       fluoroorganic
                                                                                                       additives
                                                                                                       <0.5%

Lead and compounds               7439-92-1                    Packaging; inks, dyes, pigments,         0.01% in
                                                              adhesives and stabilizers                sum for all
                                                              (e.g. PVC).                              heavy metals

Lead (including lead             7439-92-1 (598-63-0,         Product; plastics, paints.               Zero
carbonates, hydrocarbonates      1319-46-6, 7446-14-2)
and lead sulfates)

Mercury  and compounds           7439-97-6                    Packaging; inks, dyes, pigments,         0.01% in
                                                              adhesives and stabilizers.               sum for all
                                                                                                       heavy metals

                                                              Product; batteries                       0.0005%
                                                              Product; switches, relays,               Zero
                                                              electrical contacts.

Methyl bromoacetate              96-32-2                      Product                                  Zero

o-Nitrobenzaldehyde              552-89-6                     Product                                  Zero
(2-nitrobenzaldehyde)

Organostannic                    Many                         Product; pesticide, PVC                  Zero
compounds                                                     stabilizer, flame retardant.

Ozone depleting                  See Table 5                  Product, packaging, and process;         Zero
substances                                                    coolant, cleaner, expanding agent
                                                              for thermal insulating plastics,
                                                              Halon for fire extinguishers.

Polychlorinated                  27323-18-8, 106-43-4         Product; PCT: herbicide, PCB:
biphenyls (PCB)                                               insulator.                               Zero

Polychlorinated
terphenyls (PCT)

Pentachlorophenol                87-86-5 and others           Product; pesticide, .                    0.0005%
(PCP) and its salts                                           wood treatment                           total
and compounds

Polybrominated                   67774-32-7 and others        Product                                  Zero
biphenyls, their
ethers and oxides
(PBB, PBBE, PBBO)

Polybrominated                   17064-47-0                   Product                                  Zero
diphenyl ethers and
oxides (PBDE, PBDO)

Polychlorinated                  Many                         Product                                  Zero
phenols

Propyl bromoacetate              105-66-8                     Product                                  Zero

Polyvinyl Chloride               9002-86-2                    Product, packaging;                      Zero
(PVC)                                                         plastic parts except
                                                              wiring insulation.

Tar acids and tar                8007-45-2, 8001-58-9,        Product                                  Zero
oils (including                  65996-85-2
creosote)

Tellurium                        13494-80-9                   Product                                  0.00%

Tetrachloroethylene              127-18-4                     Process                                  Zero
(perchloroethylene)

Trichlorethylene                 79-01-6                      Product                                  Zero

Ugilec and DBBT (PCB             99688-47-8                   Product                                  Zero
substitutes)
                                 n/a

                                 76253-60-6

(1) TBBPA (Tetra Bromobisphenol A) is a brominated flame retardant used in printed circuit board laminates. TBBPA will remain in use until a UL-certified alternative has been identified. No Deviation Authorizations are currently required for the use of TBBPA in products.

6.0      ALIPHATIC CHCS

                             TABLE 2: ALIPHATIC CHCS

COMPOUND                                                        CAS REFERENCE NUMBER
--------                                                        --------------------
1,1,1,2 Tetrachloroethane                                       630-20-6
1,1,1-Trichlorethane                                            71-55-6
1,1,2,2 Tetrachloroethane                                       79-34-5
1,1,2-Trichloroethane                                           79-00-5
1,1-Dichloroethylene (vinylidene chloride)                      75-35-4
Pentachloroethane                                               76-01-7
Tetrachloromethane                                              56-23-5
Trichloromethane (Chloroform)                                   67-66-3

7.0      BROMINATED AND CHLORINATED FIRE RETARDANTS

                TABLE 3: BROMINATED / CHLORINATED FIRE RETARDANTS

COMPOUND                                                                                   CAS REFERENCE NUMBER
------------------------------------                                                       --------------------
ADDITIVE BROMINATED FLAME RETARDANTS
Tetrabromoethene                                                                           79-28-7
1,1,2,2,-Tetrabromoethane                                                                  79-27-6
Pentabromoethane                                                                           75-95-6
1,2,3,4-Tetrabromobutane                                                                   1529-68-6
Octabromohexadecane                                                                        30262-03-4
Hexabromocyclohexane/1,2,3,4,5,6-hexabromocyclohexane                                      30105-40-0/1837-91-8
Tetrabromocyclodecane                                                                      30178-92-8
Hexabromocyclododecane/1,2,5,6,9,10-hexabromocyclododecane                                 25637-99-4/3194-55-6
Hexabromobenzene                                                                           87-82-1
Pentabromobenzene                                                                          608-90-2
Pentabromoethylbenzene                                                                     85-22-3
Pentabromoethoxybenzene                                                                    9278-85-1
Octabromodiphenyl ether                                                                    32536-52-0
Pentabromodiphenyl ether                                                                   32534-81-9
Pentabromodphenyl ether                                                                    1163-19-5
1,2,4,5-Tetrabromo-3,6-bis-benzene (pentabromophenoxybenzene)                              58965-66-5

REACTIVE BROMINATED FLAME RETARDANTS
Tribromomethane (bromoform)                                                                75-25-2
Bromoethene (vinylbromide)                                                                 593-60-2
2-Bromoethanol                                                                             540-51-2
Dibromo-1,5-pentanediol                                                                    36511-36-1
Tribromophenol                                                                             25376-38-9
Pentabromophenol                                                                           608-71-9
Dibromostyrene                                                                             31780-26-4
Tetrabromophtalic anydride                                                                 632-79-1

Tetrabromobisphenol A                                                                      79-94-7

CHLORINATED PARAFFINS AND WAXES
Chlorinated paraffin                                                                       61788-76-9
Chlorinated paraffin oils                                                                  85422-92-0
Chlorinated paraffins (C>10)                                                               97553-43-0
Chlorinated paraffins (C10-13)                                                             85535-84-8
Chlorinated paraffins (C14-17)                                                             85535-85-9
Chlorinated paraffins (C18-28)                                                             85535-86-0
Chlorinated paraffin waxes and hydrocarbon waxes                                           63449-39-8

8.0       HALOGENATED DIOXINS AND FURANS

                     TABLE 4: HALOGENATED DIOXINS AND FURANS

COMPOUND                                                  CAS REFERENCE NUMBER
-------------------------------                           --------------------
2,3,7,8-Tetra-CDD                                         1746-01-6
1,2,3,7,8-Penta-CDD                                       40321-76-4
2,3,7,8-Tetra-CDF                                         51207-31-9
2,3,4,7,8-Penta-CDF                                       57117-31-4
1,2,3,4,7,8-Hexa-CDD                                      39227-28-6
1,2,3,7,8,9-Hexa-CDD                                      19408-74-3
1,2,3,6,7,8-Hexa-CDD                                      57653-85-7
1,2,3,7,8-Penta-CDF                                       57117-41-6
1,2,3,4,7,8-Hexa-CDF                                      70648-26-9
1,2,3,7,8,9-Hexa-CDF                                      72918-21-9
1,2,3,6,7,8-Hexa-CDF                                      57117-44-9
2,3,4,6,7,8-Hexa-CDF                                      60851-34-5
1,2,3,4,6,7,8-Hepta-CDD                                   35822-46-9
1,2,3,4,6,7,8,9-Octa-CDD                                  3268-87-9
1,2,3,4,6,7,8-Hepta-CDF                                   67562-39-4
1,2,3,4,7,8,9-Hepta-CDF                                   55673-89-7
1,2,3,4,6,7,8,9-Octa-CDF                                  39001-02-0
2,3,7,8-Tetra-BDD                                         50585-81-6
1,2,3,7,8-Penta-BDD                                       109333-34-8
2,3,7,8-Tetra-BDF                                         67733-57-7
2,3,4,7,8-Penta-BDF                                       131166-92-2
1,2,3,4,7,8-Hexa-BDD                                      110999-44-5
1,2,3,7,8,9-Hexa-BDD                                      110999-46-7
1,2,3,6,7,8-Hexa-BDD                                      110999-45-6
1,2,3,7,8-Penta-BDF                                       109333-34-8

9.0      OZONE DEPLETING SUBSTANCES

                       TABLE 5: OZONE DEPLETING SUBSTANCES

CHEMICAL FORMULA                      SUBSTANCE                                   CAS REFERENCE NO.
----------------                      ---------                                   -----------------
CFCl3                                 CFC-11                                      75-69-4
CF2Cl2                                CFC-12                                      75-71-8
C2F3Cl3                               CFC-113                                     76-13-1
C2F4Cl2                               CFC-114                                     76-14-2
C2F5Cl                                CFC-115                                     76-15-3
CF2BrCl                               Halon-1211                                  353-59-3
CF3Br                                 Halon-1301                                  75-63-8
C2F4Br2                               Halon-2402                                  124-73-2
CF3Cl                                 CFC-13                                      75-72-9
C2FCl5                                CFC-111                                     76-12-0
C2F2Cl4                               CFC-112                                     76-13-1
C3FCl7                                CFC-211                                     422-78-6
C3F2Cl6                               CFC-212                                     3182-26-1
C3F3Cl5                               CFC-213                                     6/5/54
C3F4Cl4                               CFC-214                                     29255-31-0
C3F5Cl3                               CFC-215                                     1599-41-3
C3F6Cl2                               CFC-216                                     661-97-2
C3F7Cl                                CFC-217                                     422-86-6
CCl4                                  Carbon tetrachloride                        56-23-5
C2H3Cl3*                              1,1,1-Trichloroethane*, methyl chloroform   71-55-6
CHFCl2                                HCFC-21                                     75-43-4
CHF2Cl2                               HCFC-22                                     75-45-6
CH2FCl                                HCFC-31                                     n/a
C2HFCl4                               HCFC-121                                    134237-32-4
C2HF2Cl3                              HCFC-122                                    41834-16-6
C2HF3Cl2                              HCFC-123                                    306-83-2
CHCl2CF3                              HCFC-123                                    n/a
C2HF4Cl                               HCFC-124                                    2837-89-0
CHFClCF3                              HCFC-124                                    n/a
C2H2FCl3                              HCFC-131                                    n/a
C2H2F2Cl2                             n/a                                         n/a



CHEMICAL FORMULA                      SUBSTANCE                                   CAS REFERENCE NO.
----------------                      ---------                                   -----------------
C2HFCl4                               HCFC-121                                    n/a
C2HF2Cl3                              HCFC-122                                    n/a
C2HF3Cl2                              HC-123                                      n/a
CHCl2CF3                              HCFC-123                                    n/a
C2HF4Cl                               HCFC-124                                    n/a
CHFClCF3                              HCFC-124                                    n/a
C2H2FCl3                              HCFC-131                                    134237-34-6
C2H2F2Cl2                             HCFC-132                                    25915-78-0
C2H2F3Cl                              HCFC-133
C2H3FCl2                              HCFC-141                                    25167-88-8

CH3CFCl2                              HCFC-141b                                   1717-00-6
C2H3F2Cl                              HCFC-142                                    431-06-1
CH3CF2Cl                              HCFC-142b                                   75-68-3
C2H4FCl                               HCFC-151                                    n/a
C3HFCl6                               HCFC-221                                    134237-35-7
C3HF2Cl5                              HCFC-222                                    134237-36-8
C3HF3Cl4                              HCFC-223                                    134237-37-9
C3HF4Cl3                              HCFC-224                                    134237-38-0
C3HF5Cl2                              HCFC-225                                    n/a
CF3CF2CHCl2                           HCFC-225ca                                  n/a
CF2ClCF2CHClF                         HCFC-225cb                                  n/a
C3HF6Cl                               HCFC-226                                    134308-72-8
C3H2FCl5                              HCFC-231                                    134190-48-0
C3H2F2Cl4                             HCFC-232                                    134237-39-1
C3H2F3Cl3                             HCFC-233                                    134237-40-4
C3H2F4Cl2                             HCFC-234                                    127564-83-4
C3H2F5Cl                              HCFC-235                                    134237-41-5
C3H3FCl4                              HCFC-241                                    134190-49-1
C3H3F2Cl3                             HCFC-242                                    134237-42-6
C3H3F3Cl2                             HCFC-243                                    134237-43-7
C3H3F4Cl                              HCFC-244                                    134190-50-4
C3H4FCl3                              HCFC-251                                    134190-51-5
C3H4F2Cl2                             HCFC-252                                    134190-52-6
C3H4F3Cl                              HCFC-253                                    134237-44-8
C3H5FCl2                              HCFC-261                                    134237-45-9
C3H5F2Cl                              HCFC-262                                    134190-53-7

CHEMICAL FORMULA                      SUBSTANCE                                   CAS REFERENCE NO.
----------------                      ---------                                   -----------------
C3H6FCl                               HCFC-271                                    134190-54-8
CHF2Br                                HBFC-22B1                                   n/a
CH2FBr                                n/a                                         n/a
C2HFBr4                               n/a                                         n/a
C2HF2Br3                              n/a                                         n/a
C2HF3Br2                              n/a                                         n/a
C2HF4Br                               n/a                                         n/a
C2H2FBr3                              n/a                                         n/a
C2H2F2Br2                             n/a                                         n/a
C2H2F3Br                              n/a                                         n/a
C2H3FBr2                              n/a                                         n/a
C2H3F2Br                              n/a                                         n/a
C2H4FBr                               n/a                                         n/a
C3HFBr6                               n/a                                         n/a
C3HF2Br5                              n/a                                         n/a
C3HF3Br4                              n/a                                         n/a
C3HF4Br3                              n/a                                         n/a
C3HF5Br2                              n/a                                         n/a
C3HF6Br                               n/a                                         n/a
C3H2FBr5                              n/a                                         n/a
C3H2F2Br4                             n/a                                         n/a
C3H2F3Br3                             n/a                                         n/a
C3H2F4Br2                             n/a                                         n/a

C3H2F5Br                              n/a                                         n/a
C3H3FBr4                              n/a                                         n/a
C3H3F2Br3                             n/a                                         n/a
C3H3F3Br2                             n/a                                         n/a
C3H3F4Br                              n/a                                         n/a
C3H4FBr3                              n/a                                         n/a
C3H4F2Br2                             n/a                                         n/a
C3H4F3Br                              n/a                                         n/a
C3H5FBr2                              n/a                                         n/a
C3H5F2Br                              n/a                                         n/a
C3H6FBr                               n/a                                         n/a
CH3Br                                 Methyl bromide                              74-83-9


            * This formula does not refer to 1, 1, 2-trichloroethane.

SUPPLIER PRODUCT STEWARDSHIP CERTIFICATE

INSTRUCTIONS

         1. Complete the product identification section
         2. Complete the final column of the tables in section C
         3. Complete, sign and date the reviewer certification in section B
         4. Submit this certificate to Seagate upon completion
         5. Maintain a copy of this Certificate for your files.

SECTION A: IDENTIFICATION AND CERTIFICATION

     PRODUCT/PART/MATERIAL NAME:

     PRODUCT/PART/MATERIAL NUMBER:

SECTION B: RECORD OF DOCUMENTATION OF COMPLIANCE:

The above product, part, or material design has been reviewed against the requirements of Seagate's supplier environmental specifications. The compliance status of this product is described in Section C of this certificate.

                TABLE 6: SUPPLIER PRODUCT STEWARDSHIP CERTIFICATE

SUPPLIER COMPANY NAME                                     ADDRESS (CITY, STATE, STREET)              COUNTRY
---------------------                                     -----------------------------              -------
SUPPLIER REPRESENTATIVE'S NAME                                                                     DATE OF REVIEW
                                                                                                   (DD/MM/YYYY)

POSITION/TITLE

SIGNATURE

DEPARTMENT

SECTION C: RESTRICTED MATERIAL DECLARATION

For each product, part, or material developed, the known presence of the listed compounds at any amount EXCEEDING the threshold indicated must be reported. For compounds which are not present in the application at an amount exceeding the indicated threshold, this must also be documented in the table by indicating either "None" or, for example, "<0.01%" if the indicated threshold is 0.01%.

Note: Any deviation from the restrictions indicated in this materials list or the product or packaging design requirements requires special approval from Seagate.